UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 11, 2014

VORNADO REALTY TRUST

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 001-11954	No. 22-1657560
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

VORNADO REALTY L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	No. 001-34482	No. 13-3925979
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

888 Seventh Avenue New York, New York	10019
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01              Regulation FD Disclosure.

Vornado Realty Trust (“Vornado”) announced on April 11, 2014 that its Board of Trustees has approved a plan to spin off its shopping center business consisting of 81 strip shopping centers and four malls into a new publicly traded REIT (“SpinCo”).  Vornado will retain, for disposition in the near term, 20 small retail assets which do not fit SpinCo’s strategy.  Further, Vornado will retain Beverly Connection and Springfield Town Center, both of which are under contract for disposition.

The transaction is subject to certain conditions, including the Securities and Exchange Commission declaring that SpinCo’s registration statement on Form 10 is effective, filing and approval of SpinCo’s listing application, receipt of third party consents, and formal approval and declaration of the distribution by Vornado’s Board of Trustees.  Vornado may, at any time and for any reason until the proposed transaction is complete, abandon the separation or modify or change its terms.

Vornado will hold a conference call to discuss the transaction at 10:00 a.m. Eastern Time on Monday, April 14, 2014.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  A copy of Vornado’s investor presentation regarding the spin-off will be available on Vornado’s website at www.vno.com and is being furnished as Exhibit 99.2 to the Current Report on Form 8-K.  In accordance with General Instruction B.2 of Form 8-K, the information incorporated by reference in this Item 7.01 or furnished with the Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of Vornado or Vornado Realty L.P., the operating partnership through which Vornado conducts its business, under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d)              Exhibits.

99.1           Press release dated April 11, 2014.

99.2           Investor presentation dated April 11, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

	By:	/s/ Stephen W. Theriot
	Name:	Stephen W. Theriot
	Title:	Chief Financial Officer, Vornado Realty Trust

Date: April 11, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY L.P.
(Registrant)
	By:	VORNADO REALTY TRUST,
Sole General Partner

	By:	/s/ Stephen W. Theriot
	Name:	Stephen W. Theriot
	Title:	Chief Financial Officer, Vornado Realty Trust

Date: April 11, 2014

EXHIBIT INDEX

99.1        Press release dated April 11, 2014.

99.2        Investor presentation dated April 11, 2014.